Sun Communities, Inc. Announces Agreement To Sell UK Assets For Approximately $1.03 Billion In An All-Cash Transaction May 21, 2026 Results in Leading North American Pure-Play MH and RV Platform Southfield, MI, May 21, 2026 (GLOBE NEWSWIRE) -- Sun Communities, Inc. (NYSE: SUI) (the “Company” or “Sun”), a real estate investment trust (“REIT”) that owns and operates or has an interest in manufactured housing (“MH”) and recreational vehicle (“RV”) communities, today announced that it has entered into a definitive agreement to sell its UK assets, including the Park Holidays business (“Park Holidays”) to funds affiliated with Aermont Capital (“Aermont”) in an all-cash transaction with an enterprise value of £768 million (or approximately $1.03 billion). This strategic transaction enables the Company to fully focus on its core North American MH and RV portfolio while further enhancing its financial flexibility. Under the terms of the agreement, Aermont will acquire Park Holidays in an all-cash transaction. The total cash consideration received at closing is subject to certain customary locked box adjustments, inclusive of the cash profits of Park Holidays up to the completion of the transaction. Charles Young, Sun’s Chief Executive Officer , commented: “This exciting transaction allows us to focus on and drive growth through our core North American MH and RV platform. We will remain disciplined in our capital allocation approach, which includes investing in our high-quality communities, identifying attractive external MH and RV growth opportunities and returning capital to shareholders. We would like to thank the entire Park Holidays team for their commitment, partnership and contributions throughout our ownership. We appreciate all that we have accomplished together and believe the business is well-positioned for continued success under Aermont’s ownership.” Jeff Sills, Park Holiday’s Chief Executive Officer, added: “We are grateful for Sun’s partnership and support over the past several years. Together, we have continued to build and strengthen Park Holidays, and I am incredibly proud of what our team has accomplished. We look forward to the next chapter for the business under Aermont’s ownership and remain excited about the opportunities ahead.” Transaction Benefits Pure-Play MH and RV Focus. Post-transaction North American MH and RV Real Property NOI is expected to generate approximately 95% of Sun’s total NOI. Reinforces Focus on Durable, Annual Income Streams. The transaction increases Sun’s exposure to more predictable revenue streams while improving the Company’s growth and margin profiles. Further Enhances Financial Flexibility. The proceeds generated by the transaction further improve Sun’s liquidity and credit profile. Timing The transaction is subject to customary closing conditions, including receipt of a required regulatory approval from the UK Financial Conduct Authority, and is expected to close in the second half of 2026. There can be no assurances regarding the closing date or that the transaction will ultimately be completed. Advisors Lazard Frères & Co. LLC is acting as financial advisor, and Jones Day and Taft Stettinius & Hollister LLP are acting as legal advisors to the Company on the transaction. Rothschild & Co is acting as financial advisor and Macfarlanes is acting as legal advisor to Aermont. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward- looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include, but are not limited to: The ability of the Company to complete the proposed sale of Park Holidays on a timely basis or at all; Risks that the proposed sale of Park Holidays disrupts current plans and operations; The impacts of the announcement or consummation of the proposed sale of Park Holidays on business relationships; The anticipated cost related to the proposed sale of Park Holidays; The ability for the Company to realize the anticipated benefits of the proposed sale of Park Holidays; The Company's liquidity and refinancing demands; The Company's ability to obtain or refinance maturing debt; The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes; Availability of capital; General volatility of the capital markets and the market price of shares of the Company's capital stock; Increases in interest rates and operating costs, including insurance premiums, real estate taxes, and utilities; Difficulties in the Company's ability to evaluate, finance, complete, and integrate acquisitions, developments, and expansions successfully; Competitive market forces; The ability of purchasers of manufactured homes to obtain financing; The level of repossessions of manufactured homes; The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures; Expectations regarding the amount or frequency of impairment losses; Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, wars or other international conflicts, trade wars, immigration issues, supply chain disruptions, and the markets within which the Company operates; Changes in foreign currency exchange rates, including between the U.S. dollar and each of the British pound sterling, Canadian dollar, and Australian dollar; The Company's ability to maintain its status as a REIT; Changes in real estate and zoning laws and regulations; The Company's ability to maintain rental rates and occupancy levels; Legislative or regulatory changes, including changes to laws governing the taxation of REITs; Outbreaks of disease and related restrictions on business operations; Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements. About Sun Communities, Inc. Sun Communities, Inc. is a REIT that, as of March 31, 2026, owned, operated, or had an interest in a portfolio of 515 developed properties comprising approximately 179,300 developed sites in the United States, Canada, and the United Kingdom. For Further Information at the Company: Sun Communities Investor Relations Team investorrelations@suncommunities.com (248) 208-2500 www.suninc.com Source: Sun Communities, Inc.